united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 5/31

Date of reporting period: 5/31/23

Item 1. Reports to Stockholders.

Longboard Managed Futures Strategy Fund

Class A Shares (Symbol: WAVEX)

Class I Shares (Symbol: WAVIX)

Longboard Alternative Growth Fund

Class A Shares  (Symbol: LONAX)

Class I Shares (Symbol: LONGX)

Annual Report

May 31, 2023

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

Longboard Managed Futures Strategy Fund - 2022/2023

Dear Shareholders:

We are pleased to present you with the Longboard Managed Futures Strategy Fund Annual Report for the reporting period June 1, 2022 to May 31, 2023.

The Longboard Managed Futures Strategy Fund operates an unconstrained trend-following strategy to participate in nearly 120 global futures markets. Asset classes include commodities, currencies, equities, and fixed income. The Managed Futures Strategy Fund (Class I) was +0.48%1 during the fiscal year ending May 31, 2023.

At the business level, the Fund has now been trading for more than eleven years in a mutual fund format while the managed futures sector has undergone significant consolidation. Our correlation to the stock market has remained near zero. We are in a period where the uncertainty surrounding an economic recession has caused investors to seek alternative assets. As an alternative asset, we remain committed to the need for diversification. The world has seen how quickly the backdrop of the global economy can change. These periods require diligent risk management and reliable diversification.

Why consider investing?

Our fund seeks to add significant diversification benefits to an unbalanced portfolio. Ultimately, we believe this requires a portfolio to be less dependent on favorable outcomes for the equity market to deliver the portfolio results that you seek during equity selloffs.

What should I expect from this fund as an owner?

The fund seeks to produce positive absolute returns. Historically, the fund has produced near zero correlation to the U.S. stock market, as represented by the S&P 500 total return index. This means returns were largely independent of the stock market. Since inception through May 31, 2023, the correlation to the U.S. stock market was -0.05. The fund strives to be an effective risk-reducer in environments where global stocks are selling off.

What is our process?

Traditional investments2 are normally long-only so they take directional long exposure to equities and fixed income. With our fund, you are accessing approximately 120 markets within the sectors of equities, fixed income, commodities, and currencies. We have the ability to buy and go long or sell and go short any of these markets independent to what is happening elsewhere. We seek to maintain diversification across asset classes and actively manage risk in a way that index and traditional managers do not.

What caused the fund to underperform last year?

Last year, the fund underperformed its benchmark index, the ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index. The benchmark returned +3.17%% for the one-year period ending May 31, 2022, compared to the fund’s performance of +0.481% for the same period for Class I. With supply chain constraints easing and the Fed’s interest rate hikes putting downward pressure on prices, commodities and currencies did not perform as strongly as they did the year prior. Our benchmark also tracks 3-Month U.S. Treasury Bills which have been benefitting from the rise in short term interest rates.

Regards,

Cole Wilcox

Chief Investment Officer

Portfolio Manager

Sarah Baldwin

Managing Director of Investments

Portfolio Manager

Monthly Performance (6/1/2022 – 5/31/2023)

	Jun.	Jul.	Aug.	Sept	Oct	Nov.	Dec.	Jan.	Feb.	Mar.	April	May
	2022	2022	2022	2022	2022	2022	2022	2023	2023	2023	2023	2023
WAVIX (Class I)	1.33%	-3.64%	3.49%	3.66%	-1.18%	-5.22%	0.04%	-1.69%	1.62%	-0.89%	2.31%	1.08%
WAVEX (Class A)	1.35%	-3.61%	3.45%	3.62%	-1.20%	-5.21%	-0.02%	-1.71%	1.64%	-1.01%	2.34%	1.00%
WAVIX (Class A Max Load)	-4.45%	-9.14%	-2.51%	-2.34%	-6.85%	-10.70%	-5.76%	-7.41%	-4.16%	-6.66%	-3.55%	-4.79%
ICE Bank of America Merrill Lynch 3- Month U.S. Treasury Bill Index	0.02%	0.05%	0.16%	0.25%	0.16%	0.33%	0.36%	0.32%	0.33%	0.43%	0.32%	0.39%

Performance (as of 5/31/2023)

					SINCE WAVIX	SINCE WAVEX
	2023 YTD				INCEPTION	INCEPTION
	Return	1Y	3Y	5Y	(6/27/2012)	(3/22/2013)
WAVIX (Class I)	2.38%	0.48%[1]	5.99%	1.09%	2.41%	—
WAVEX (Class A)	2.22%	0.23%	5.69%	0.80%	—	1.99%
WAVEX (Class A Max Load*)	-3.70%	-5.51%	3.62%	-0.39%	—	1.40%
ICE Bank of America Merrill Lynch 3- Month U.S. Treasury Bill Index	1.80%	3.17%	1.13%	1.50%	0.87%	0.93%

WAVIX inception date: 6/27/2012 (I Share); WAVEX inception date: 3/22/2013 (A Share)

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free 855.294.7540.

*	Inclusive of maximum sales load of 5.75%. Total annual operating expenses are 3.24% and 2.99% for Class A and I respectively.

Definitions

[1]	Calculated based on traded NAV, which may differ from final 5/31/23 NAV

[2]	Traditional Investments: Long-only stocks, long-only bonds, cash

Commodity: A basic good used in commerce that is interchangeable with other goods of the same type; most often used as inputs in the production of other goods or services.

Currency: A system of money in general use in a particular country; a medium of exchange for goods and services.

Futures Contract: An agreement traded on an organized exchange to buy or sell assets, especially commodities or shares, at a fixed price but to be delivered and paid for later.

ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index: An unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.

Long: A long position describes what an investor has purchased when they buy a security or derivative with the expectation that it will rise in value.

Short: A trading technique in which an investor sells a security with the expectation that it will decrease in value, generally with the intention of repurchasing it or covering it later at a lower price.

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

7484-NLD-06/20/2023

Longboard Alternative Growth Fund - 2022/2023

Dear Shareholders:

We are pleased to present you with the Longboard Alternative Growth Fund Annual Report for the reporting period June 1, 2022 to May 31, 2023.

The Longboard Alternative Growth Fund features an active risk management process with an objective to deliver long term capital appreciation that attempts to provide comparable long term returns to equity markets but with less risk.

The Alternative Growth Fund (Class I) was down -9.92% for the fiscal year ended May 31, 2023.

At the business level, the Fund has now been trading for more than eight years in a mutual fund format. Our correlation to the stock market has remained near 0.50 and beta near 0.43. We are in a period where the uncertainty surrounding an economic recession has caused investors to seek diversification. As a non-traditional equity asset, we remain committed to the need for diversification in all market environments. The world has seen how quickly the backdrop of the global economy can change and looking ahead, inflation, interest rate hikes and geopolitical tension bring concern regarding the sustainability of the economy. These periods require diligent risk management.

Why consider investing?

A traditional equity index is always 100% invested in the stocks that make up those indexes. Although considered a popular way to diversify, this means owning the bad along with the good. Our fund seeks to own high quality small & mid cap stocks while filtering out the majority of low-quality companies.

Who was this fund designed for?

●	Investors searching for a way to manage risk in small and mid-cap stocks.

●	Investors looking to diversify a traditional long-only equity portfolio.

●	Investors seeking the potential to hedge against equity market downturns.

What should I expect from this fund as an owner?

In environments when a moderate risk portfolio is performing very poorly, the fund’s active risk management process seeks to lower the fund’s beta to the stock market. The degree of exposure should generally be expected to be lower in challenging equity markets and higher in strong equity markets. Historically, the fund has been an effective risk-reducer in environments where there are extended drawdowns in equity markets.

What is our process?

Unlike traditional long-only equity investments, our fund seeks to actively regulate its equity market exposure based on current market trends. The fund’s proprietary investment process identifies market leaders and laggards. It ranks the relative strength of the market as a whole and uses that data to adjust individual positions and stock market risk. When markets are doing well, this fund typically increases its equity exposure, but as conditions become challenging, this fund attempts to adjust its exposure seeking a lower beta to equities. Our investment process actively manages risk in a way that index and traditional or passive investments do not.

What caused the fund to underperform last year?

Last year, the Fund underperformed its benchmark, the Morningstar Moderate Target Risk Index and its secondary benchmark of the Russell 2000. In the second half of 2022, the Fund lowered its exposure to the stock market as equities overall pulled back. While this allowed LONGX to leave 2022 slightly outperforming the larger indexes, this difference led to underperformance as the fund was underweight some of the better-performing stocks. Specifically, the Fund had much lower exposure to large cap tech stocks which have driven the majority of the gains in equity markets over this fiscal period. LONGX also has no exposure to fixed income, which has benefitted from the higher rates. Considering the fund’s process, we would expect LONGX to continue to manage risk by cutting market laggards from the portfolio, leaving us with a pool of quality companies. Should equities continue to rally into the remainder of 2023, LONGX should continue to add market leaders into the portfolio gradually increasing our equity exposure into a rally.

Regards,

Cole Wilcox

Chief Investment Officer

Portfolio Manager

Sarah Baldwin

Managing Director of Investments

Portfolio Manager

Monthly Performance (6/1/2022 – 5/31/2023)

	Jun.	Jul.	Aug.	Sept	Oct	Nov.	Dec.	Jan.	Feb.	Mar.	April	May
	2022	2022	2022	2022	2022	2022	2022	2023	2023	2023	2023	2023
LONGX Class I)	-5.30%	3.17%	-1.54%	-4.78%	6.83%	1.71%	-4.45%	1.71%	-0.46%	-3.22%	-0.81%	-2.53%
LONAX (Class A)	-5.29%	3.09%	-1.53%	-4.83%	6.82%	1.71%	-4.44%	1.71%	-0.53%	-3.28%	-0.81%	-2.53%
LONAX Class A Max Load)	-10.73%	-2.84%	-7.23%	-10.29%	0.67%	-4.13%	-9.96%	-4.17%	-6.26%	-8.81%	-6.49%	-8.15%
Morningstar Moderate Target Risk Index	-6.10%	5.12%	-3.04%	-7.69%	3.35%	6.54%	-2.13%	5.48%	-2.82%	1.78%	0.91%	-1.76%

Performance (as of 5/31/2023)

						SINCE LONAX
	2023 YTD				SINCE LONGX INCEPTION	INCEPTION
	Return	1Y	3Y	5Y	(3/19/2015)	(12/09/2015)
LONGX (Class I)	-5.28%	-9.92%	3.85%	4.57%	5.54%	—
LONAX (Class A)	-5.40%	-10.14%	3.59%	4.25%	—	5.54%
LONAX (Class A Max Load)*	-10.87%	-15.31%	1.56%	3.02%	—	4.70%
Morningstar Moderate Target Risk Index	3.43%	-1.54%	4.60%	4.47%	5.06%	5.98%

LONGX inception date: 3/19/2015 (I Share); LONAX inception date: 12/09/2015 (A Share)

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free 855.294.7540.

*	Inclusive of maximum sales load of 5.75%. Total annual operating expenses are 2.24% and 1.99% for Class A and I respectively.

Definitions

Traditional Moderate Risk Portfolio – This is a common description of a portfolio where 60% is allocated to stocks and 40% of the portfolio is allocated to bonds. This portfolio may be represented by the Morningstar Moderate Target Risk Index.

Short: Selling an asset such as a stock, commodity or currency, with the expectation that the asset will decrease in value.

Long: Buying an asset such as a stock, commodity or currency, with the expectation that the asset will rise in value.

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

7485-NLD 06/20/2023

Longboard Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
May 31, 2023

The Fund’s performance figures* for the year ended May 31, 2023, as compared to its benchmarks:

					Annualized	Annualized
		Annualized	Annualized	Annualized	Since Inception** -	Since Inception*** -
	One Year	Three Year	Five Year	Ten Year	May 31, 2023	May 31, 2023
Longboard Managed Futures Strategy Fund - Class A	0.23%	5.69%	0.80%	2.34%	N/A	1.99%
Longboard Managed Futures Strategy Fund - Class A with load	(5.51)%	3.62%	(0.39)%	1.74%	N/A	1.40%
Longboard Managed Futures Strategy Fund - Class I	0.48%	5.99%	1.09%	2.62%	2.41%	N/A
ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (a)	3.17%	1.13%	1.50%	0.94%	0.87%	0.93%
SG Trend Index (b)	(0.61)%	12.82%	9.15%	5.15%	4.57%	5.13%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated with the traded NAV on May 31, 2023, which may differ from what is presented in the financial highlights. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annualized operating expenses are 3.24% for Class A and 2.99% for Class I shares per the October 1, 2022, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-294-7540.

**	Inception date for Class I is June 27, 2012.

***	Inception date for Class A is March 22, 2013.

(a)	The ICE Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months.

(b)	The SG Trend Index is designed to track the 10 largest (by AUM) trend following CTAs and is equal-weighted and reconstituted annually. The index calculates the net daily rate of return for a pool of trend following based hedge fund managers.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Industry Sectors are as follows:

Industry Sector/Investment Type	% Net Assets
U.S. Treasury Bill	48.1%
Other Assets in Excess of Liabilities +	51.9%
100.0%

+	Includes unrealized appreciation/(depreciation) on derivative contracts.

Please refer to the Consolidated Schedule of Investments in this Annual Report for a detailed listing of the Portfolio’s holdings.

Longboard Alternative Growth Fund
PORTFOLIO REVIEW (Unaudited)
May 31, 2023

The Fund’s performance figures* for the year ended May 31, 2023, as compared to its benchmarks:

				Annualized	Annualized
		Annualized	Annualized	Since Inception** -	Since Inception*** -
	One Year	Three Year	Five Year	May 31, 2023	May 31, 2023
Longboard Alternative Growth Fund - Class A	(10.14)%	3.59%	4.25%	N/A	5.54%
Longboard Alternative Growth Fund - Class A with load	(15.31)%	1.56%	3.02%	N/A	4.70%
Longboard Alternative Growth Fund - Class I	(9.92)%	3.85%	4.57%	5.54%	N/A
Morningstar Moderate Target Risk Index (a)	(1.54)%	4.60%	4.47%	5.06%	5.98%
Russell 2000 Total Return Index (b)	(4.68)%	9.23%	2.74%	5.56%	7.27%
S&P 500 Total Return Index (c)	2.92%	12.92%	11.01%	10.89%	12.07%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annualized operating expenses are 2.24% for Class A and 1.99% for Class I shares per the October 1, 2022, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-294-7540.

**	Inception date for Class I is March 19, 2015.

***	Inception date for Class A is December 9, 2015.

(a)	The Morningstar Moderate Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments. The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets. The Adviser has elected to change the benchmark for the Fund. Going forward, the Morningstar Moderate Target Risk TR USD Index will replace the S&P 500 Total Return Index as the Fund’s primary broad-based index. The S&P 500 Total Return Index will continue to be shown for a period.

Longboard Alternative Growth Fund (the “Fund”) are not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to individuals who invest in the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund’s in particular or the ability of the Fund to track the Morningstar Indices or general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUND OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. One cannot invest directly in an index.

(b)	The Russell 2000 Total Return Index is an unmanaged market capitalization-weighted index which measures the performance of the small-cap sector of the U.S. stock market. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(c)	The S&P 500 Total Return Index (S&P 500) is a domestic equity index consisting of 500 stocks representing approximately 75% of the total U.S. equity market focusing on the large-cap sector of the U.S. equities market. The index includes the 500 leading companies in leading industries of the U.S. economy.

The index returns are unmanaged and do not reflect the deduction of any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Longboard Alternative Growth Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
May 31, 2023

The Fund’s Top Industry Sectors are as follows:

Industry Sector/Investment Type	% Net Assets
Common Stocks
Insurance	6.1%
Food	4.5%
Oil & Gas Producers	4.1%
Machinery	4.0%
Commercial Support Services	3.8%
Retail - Discretionary	3.7%
Biotech & Pharma	3.5%
Technology Services	2.8%
Leisure Facilities & Services	2.8%
Transportation & Logistics	2.7%
Other Sectors	45.0%
Other Assets in Excess of Liabilities	17.0%
100.0%

Please refer to the Consolidated Schedule of Investments in this Annual Report for a detailed listing of the Portfolio’s holdings.

LONGBOARD MANAGED FUTURES STRATEGY
CONSOLIDATED SCHEDULE OF INVESTMENTS
May 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 48.1%
	U.S. TREASURY BILL — 48.1%
15,000,000	United States Treasury Bill(a)(Cost $14,817,300)	5.2200	08/24/23	$14,819,715

	TOTAL INVESTMENTS - 48.1% (Cost $14,817,300)			$14,819,715
	OTHER ASSETS IN EXCESS OF LIABILITIES - 51.9%			16,018,262
	NET ASSETS - 100.0%			$30,837,977

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(b)	Value and Unrealized Appreciation (Depreciation)
6	CME Feeder Cattle Future(c)	08/31/2023	$717,525	$39,975
14	CME Live Cattle Future(c)	08/31/2023	938,980	35,750
24	Cocoa Future(c)	07/14/2023	700,246	40,773
2	Eurex DAX Index Future	06/16/2023	837,074	(13,375)
18	Eurex EURO STOXX 50 Future	06/16/2023	811,222	22,823
6	Euronext Amsterdam Index Future	06/16/2023	961,000	(28,432)
14	Euronext CAC 40 Index Future	06/16/2023	1,062,231	(41,469)
6	FTSE/MIB Index Future	06/16/2023	836,582	302
1	LME Tin Future(c)	06/21/2023	128,500	(10,344)
4	MEFF Madrid IBEX 35 Index Future	06/16/2023	386,325	(8,168)
33	NYBOT CSC Cocoa Future(c)	07/14/2023	992,310	40,590
8	NYBOT CSC Number 11 World Sugar Future(c)	06/30/2023	224,538	15,412
2	NYBOT CTN Frozen Concentrated Orange Juice A(c)	07/11/2023	84,660	4,110
12	NYMEX Platinum Future(c)	07/27/2023	599,400	(69,415)
44	OML Stockholm OMXS30 Index Future	06/16/2023	907,702	(2)
34	OSE Nikkei 225 Mini Future	06/08/2023	752,714	56,332
14	Robusta Coffee Future 10-Tonne(c)	07/25/2023	357,840	41,440
4	TSE Japanese 10 Year Bond Future	06/13/2023	4,265,549	9,877
7	TSE TOPIX (Tokyo Price Index) Future	06/08/2023	1,067,966	105,117
13	White Sugar Future(c)	07/14/2023	452,465	28,435
	NET UNREALIZED APPRECIATION FROM OPEN LONG FUTURES CONTRACTS			$269,731

OPEN FUTURES CONTRACTS
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(b)	Value and Unrealized Appreciation (Depreciation)
43	3 Month Euro Euribor Future	09/18/2023	$11,053,302	$(775)
20	CBOT 2 Year US Treasury Note Future	09/29/2023	4,116,560	(9,841)
20	CBOT Corn Future(c)	07/14/2023	594,000	(36,000)
2	CBOT Oats Future(c)	07/14/2023	33,900	(375)
2	CBOT Rough Rice Future(c)	09/14/2023	58,860	1,520

See accompanying notes to consolidated financial statements.

LONGBOARD MANAGED FUTURES STRATEGY
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

OPEN FUTURES CONTRACTS (Continued)
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(b)	Value and Unrealized Appreciation (Depreciation)
13	CBOT Soybean Future(c)	07/14/2023	$844,838	$(18,525)
14	CBOT Soybean Oil Future(c)	07/14/2023	388,080	37,296
8	CBOT US Treasure Bond Futures	09/20/2023	1,026,752	(8,064)
8	CBOT Wheat Future(c)	07/14/2023	237,700	31,300
10	CME Lean Hogs Future(c)	07/17/2023	333,300	20,240
9	Eurex 10 Year Euro BUND Future	06/08/2023	1,308,593	(34,781)
40	Eurex 2 Year Euro SCHATZ Future	06/08/2023	4,515,121	(19,566)
3	Eurex 30 Year Euro BUXL Future	06/08/2023	444,694	(13,612)
11	Eurex 5 Year Euro BOBL Future	06/08/2023	1,388,843	(35,106)
25	Euronext Milling Wheat Future(c)	09/11/2023	291,560	34,264
12	Euronext Rapeseed Future(c)	07/31/2023	253,447	53,108
4	LME Nickel Future(c)	06/21/2023	491,424	23,880
12	LME Primary Aluminum Future(c)	06/21/2023	672,728	(7,304)
1	LME Tin Future(c)	06/21/2023	128,500	499
8	LME Zinc Future(c)	06/21/2023	448,208	85,892
4	Long Gilt Future	09/27/2023	481,506	(8,751)
68	Montreal Exchange 3 Month Canadian Bank Acceptance	09/18/2023	11,865,401	50,008
4	NYBOT CSC C Coffee Future(c)	07/19/2023	267,975	25,650
5	NYMEX Henry Hub Natural Gas Futures(c)	06/28/2023	113,300	15,100
3	NYMEX Palladium Future(c)	09/27/2023	407,700	13,350
24	Three-Month SOFR Futures	09/19/2023	5,683,200	13,200
4	Ultra U.S. Treasury Bond Futures	09/20/2023	547,500	(3,562)
61	WCE Canola Future(c)	11/14/2023	561,477	29,557
	NET UNREALIZED APPRECIATION FROM OPEN SHORT FUTURES CONTRACTS			$238,602

	NET UNREALIZED APPRECIATION FROM OPEN FUTURES CONTRACTS			$508,333

(a)	Zero coupon bond.

(b)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(c)	All or a portion of this investment is a holding of the Longboard Fund Limited.

See accompanying notes to consolidated financial statements.

LONGBOARD MANAGED FUTURES STRATEGY
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Foreign Currency		Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Unrealized Appreciation/ (Depreciation)
To Buy:	To Sell:
Brazilian Real	United States Dollars	06/21/2023	Jefferies	7,500,000	$1,489,629	$31,761
Czech Koruna	United States Dollars	06/21/2023	Jefferies	33,683,356	1,516,027	16,027
Mexican Peso	United States Dollars	06/21/2023	Jefferies	24,000,000	1,351,097	35,775
Polish Zloty	United States Dollars	06/21/2023	Jefferies	4,500,000	1,061,032	(25,373)
Swedish Krona	United States Dollars	06/21/2023	Jefferies	6,140,580	566,327	(33,673)
Swiss Franc	United States Dollars	06/21/2023	Jefferies	1,875,000	2,063,122	(62,535)
Brazilian Real	United States Dollars	09/20/2023	Jefferies	7,200,000	1,410,198	6,552
					$9,457,432	$(31,466)
To Sell:	To Buy:
Brazilian Real	United States Dollars	06/21/2023	Jefferies	7,500,000	$1,489,629	$(4,775)
Canadian Dollar	United States Dollars	06/21/2023	Jefferies	2,200,000	1,621,382	(7,336)
Mexican Peso	United States Dollars	06/21/2023	Jefferies	13,000,000	731,844	(12,558)
Norwegian Krone	United States Dollars	06/21/2023	Jefferies	6,354,410	572,822	27,178
South African Rand	United States Dollars	06/21/2023	Jefferies	13,145,127	665,175	34,825
Swedish Krona	United States Dollars	06/21/2023	Jefferies	6,397,904	590,060	9,940
					$5,670,912	$47,274

Total						$15,808

Foreign Currency		Settlement Date	Counterparty	Local Currency Amount To Buy	Local Currency Amount To Sell	U.S. Dollar Market Value Buy	U.S. Dollar Market Value Sell	Unrealized Appreciation
To Buy:	To Sell:
British Pound	Australian Dollar	6/21/2023	Jefferies	1,000,000	1,878,431	1,244,208	(1,222,490)	$21,718
British Pound	Japanese Yen	6/21/2023	Jefferies	1,500,000	249,037,500	1,866,312	(1,792,600)	73,712
Euro	Japanese Yen	6/21/2023	Jefferies	1,625,000	232,856,900	1,738,661	(1,676,131)	62,530
Swiss Franc	Japanese Yen	6/21/2023	Jefferies	1,250,000	180,885,750	1,375,415	(1,302,036)	73,379
Total				5,375,000	664,658,581	$6,224,596	$(5,993,257)	$231,339

	NET UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS							$247,147

See accompanying notes to consolidated financial statements.

LONGBOARD ALTERNATIVE GROWTH FUND
SCHEDULE OF INVESTMENTS
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 83.0%
	ADVERTISING & MARKETING - 0.5%
6,108	Interpublic Group of Companies, Inc. (The)	$227,157
3,203	Omnicom Group, Inc.	282,472
		509,629
	AEROSPACE & DEFENSE - 2.2%
3,321	AAR Corporation(a)	166,415
1,177	General Dynamics Corporation	240,320
1,486	HEICO Corporation	229,706
1,636	HEICO Corporation, Class A	199,347
2,505	Hexcel Corporation	172,820
5,521	Howmet Aerospace, Inc.	236,023
411	Lockheed Martin Corporation	182,488
165	Mercury Systems, Inc.(a)	6,697
2,521	Moog, Inc., Class A	245,066
414	Northrop Grumman Corporation	180,293
328	TransDigm Group, Inc.	253,757
		2,112,932
	APPAREL & TEXTILE PRODUCTS - 0.7%
416	Deckers Outdoor Corporation(a)	197,600
12,171	Ermenegildo Zegna N.V.	138,506
1,783	Oxford Industries, Inc.	178,193
3,849	Skechers USA, Inc., Class A(a)	197,723
		712,022
	ASSET MANAGEMENT - 0.9%
563	Ameriprise Financial, Inc.	168,039
2,091	Ares Management Corporation, Class A	182,105
5,655	Assetmark Financial Holdings, Inc.(a)	158,792
5,690	Federated Hermes, Inc., B	195,907
3,827	ODP Corporation (The)(a)	153,310
		858,153
	AUTOMOTIVE - 0.4%
3,917	Methode Electronics, Inc.	168,627
4,704	Modine Manufacturing Company(a)	128,372
976	Visteon Corporation(a)	130,374
		427,373

See accompanying notes to consolidated financial statements.

LONGBOARD ALTERNATIVE GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 83.0% (Continued)
	BANKING - 0.9%
8,527	Banco Latinoamericano de Comercio Exterior S.A., E	$166,191
2,034	Bar Harbor Bankshares	48,063
2,400	City Holding Company	206,857
137	First Citizens BancShares, Inc., Class A	170,866
7,595	Home BancShares, Inc.	163,065
3,607	International Bancshares Corporation	154,091
		909,133
	BEVERAGES - 1.3%
1,057	Celsius Holdings, Inc.(a)	132,685
205	Coca-Cola Consolidated, Inc.	135,657
737	Constellation Brands, Inc., Class A	179,069
940	MGP Ingredients, Inc.	89,356
4,119	Molson Coors Beverage Company, Class B	254,760
5,234	Monster Beverage Corporation(a)	306,818
6,355	Vita Coco Company, Inc. (The)(a)	169,551
		1,267,896
	BIOTECH & PHARMA - 3.5%
3,077	Akero Therapeutics, Inc.(a)	137,173
782	Alnylam Pharmaceuticals, Inc.(a)	144,678
718	Amgen, Inc.	158,427
4,502	Amphastar Pharmaceuticals, Inc.(a)	199,754
1,337	Apellis Pharmaceuticals, Inc.(a)	114,781
3,051	Arcellx, Inc.(a)	134,702
576	AstraZeneca plc - ADR	42,094
7,431	Catalyst Pharmaceuticals, Inc.(a)	85,828
5,316	Chinook Therapeutics, Inc.(a)	128,594
5,524	Collegium Pharmaceutical, Inc.(a)	121,915
765	Cytokinetics, Inc.(a)	28,833
3,595	Gilead Sciences, Inc.	276,598
8,514	ImmunoGen, Inc.(a)	116,131
1,561	Intra-Cellular Therapies, Inc.(a)	92,692
4,489	IVERIC bio, Inc.(a)	169,460
1,265	Krystal Biotech, Inc.(a)	149,080
513	Madrigal Pharmaceuticals, Inc.(a)	142,824

See accompanying notes to consolidated financial statements.

LONGBOARD ALTERNATIVE GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 83.0% (Continued)
	BIOTECH & PHARMA - 3.5% (Continued)
3,747	Prestige Consumer Healthcare, Inc.(a)	$214,441
273	Regeneron Pharmaceuticals, Inc.(a)	200,808
3,262	Revance Therapeutics, Inc.(a)	99,687
5,340	Supernus Pharmaceuticals, Inc.(a)	176,968
717	Syndax Pharmaceuticals, Inc.(a)	14,318
1,127	TransMedics Group, Inc.(a)	81,888
652	United Therapeutics Corporation(a)	136,750
693	Vertex Pharmaceuticals, Inc.(a)	224,234
3,100	Viridian Therapeutics, Inc.(a)	73,873
		3,466,531
	CHEMICALS – 2.0%
807	Air Products and Chemicals, Inc.	217,196
1,536	Ashland, Inc.	130,376
1,650	Cabot Corporation	112,992
3,975	Corteva, Inc.	212,623
3,991	Hawkins, Inc.	187,338
3,276	Haynes International, Inc.	142,244
1,394	Innospec, Inc.	128,750
4,490	Koppers Holdings, Inc.	130,030
1,095	Materion Corporation	109,872
5,603	Orion Engineered Carbons S.A.	129,934
2,986	RPM International, Inc.	238,252
5,944	Valvoline, Inc.	228,843
		1,968,450
	COMMERCIAL SUPPORT SERVICES - 3.8%
2,212	Barrett Business Services, Inc.	185,808
2,613	Casella Waste Systems, Inc., Class A(a)	235,588
3,673	CBIZ, Inc.(a)	185,193
532	Cintas Corporation	251,178
1,983	Clean Harbors, Inc.(a)	278,413
1,052	CorVel Corporation(a)	205,603
1,907	CRA International, Inc.	176,722
5,061	Cross Country Healthcare, Inc.(a)	129,056
12,732	Ennis, Inc.	246,619

See accompanying notes to consolidated financial statements.

LONGBOARD ALTERNATIVE GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 83.0% (Continued)
	COMMERCIAL SUPPORT SERVICES - 3.8% (Continued)
896	FTI Consulting, Inc.(a)	$168,457
4,972	Heritage-Crystal Clean, Inc.(a)	164,872
2,747	Huron Consulting Group, Inc.(a)	223,276
1,517	Insperity, Inc.	167,962
2,338	Republic Services, Inc.	331,130
6,096	Rollins, Inc.	239,695
8,860	Sovos Brands, Inc.(a)	168,251
2,016	Waste Management, Inc.	326,431
		3,684,254
	CONSTRUCTION MATERIALS - 0.6%
3,985	Apogee Enterprises, Inc.	147,086
1,468	Eagle Materials, Inc.	239,182
1,834	Owens Corning	195,009
		581,277
	CONSUMER SERVICES - 0.8%
4,787	Adtalem Global Education, Inc.(a)	198,661
323	Graham Holdings Company, Class B	182,414
1,981	Grand Canyon Education, Inc.(a)	207,529
14,376	Laureate Education, Inc., Class A	173,950
		762,554
	CONTAINERS & PACKAGING - 1.2%
7,074	Graphic Packaging Holding Company	169,069
2,737	Greif, Inc., Class A	164,494
2,608	Greif, Inc., Class B	182,430
8,500	O-I Glass, Inc.(a)	176,120
6,113	Silgan Holdings, Inc.	275,023
987	UFP Technologies, Inc.(a)	152,620
		1,119,756
	DIVERSIFIED INDUSTRIALS - 0.6%
1,222	Eaton Corp plc	214,950
1,826	General Electric Company	185,394
825	Illinois Tool Works, Inc.	180,452
		580,796

See accompanying notes to consolidated financial statements.

LONGBOARD ALTERNATIVE GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 83.0% (Continued)
	ELECTRIC UTILITIES - 1.7%
5,572	Avista Corporation	$230,402
3,137	Clearway Energy, Inc., Class A	86,205
2,826	Consolidated Edison, Inc.	263,666
1,854	Constellation Energy Corporation	155,773
3,102	Edison International	209,447
2,447	IDACORP, Inc.	254,659
12,199	PG&E Corporation(a)	206,651
2,730	Unitil Corporation	143,844
6,047	Vistra Corporation	144,947
		1,695,594
	ELECTRICAL EQUIPMENT - 2.6%
1,330	AAON, Inc.	115,191
1,683	AMETEK, Inc.	244,153
1,189	Atkore International Group, Inc.(a)	138,840
1,915	Badger Meter, Inc.	264,021
2,834	Belden, Inc.	247,947
4,223	BWX Technologies, Inc.	254,731
1,082	Hubbell, Inc.	305,622
6,312	Napco Security Technologies, Inc.	234,743
6,366	nVent Electric PLC	276,157
1,721	OSI Systems, Inc.(a)	204,816
2,556	SPX Technologies, Inc.(a)	195,176
		2,481,397
	ENGINEERING & CONSTRUCTION - 1.9%
1,931	AECOM	150,715
2,463	Arcosa, Inc.	161,721
1,920	Comfort Systems USA, Inc.	284,121
1,781	EMCOR Group, Inc.	293,579
5,148	Granite Construction, Inc.	186,306
3,200	KBR, Inc.	188,864
1,481	MYR Group, Inc.(a)	188,828
819	Quanta Services, Inc.	145,438
5,393	Sterling Infrastructure, Inc.(a)	248,456
		1,848,028

See accompanying notes to consolidated financial statements.

LONGBOARD ALTERNATIVE GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 83.0% (Continued)
	ENTERTAINMENT CONTENT - 0.1%
3,030	Fox Corporation - Class B	$88,506

	FOOD - 4.5%
5,743	BellRing Brands, Inc.(a)	210,309
2,989	Cal-Maine Foods, Inc.	142,127
7,405	Campbell Soup Company	374,323
6,991	Conagra Brands, Inc.	243,776
7,884	Flowers Foods, Inc.	196,942
4,578	General Mills, Inc.	385,284
1,538	Hershey Company (The)	399,419
6,637	Hostess Brands, Inc.(a)	165,129
2,963	Ingredion, Inc.	309,930
2,312	J M Smucker Company (The)	338,916
1,737	John B Sanfilippo & Son, Inc.	201,892
2,598	Kellogg Company	173,468
2,261	Lamb Weston Holdings, Inc.	251,423
1,161	Lancaster Colony Corporation	228,229
4,362	Mondelez International, Inc., Class A	320,214
2,031	Post Holdings, Inc.(a)	172,554
2,673	Seneca Foods Corporation, Class A(a)	123,600
3,978	Tootsie Roll Industries, Inc.	155,420
		4,392,955
	FORESTRY, PAPER & WOOD PRODUCTS - 0.4%
1,074	Boise Cascade Company	77,135
3,242	Sylvamo Corporation	127,800
2,025	UFP Industries, Inc.	158,152
		363,087
	GAMING REIT - 0.4%
4,472	Gaming and Leisure Properties, Inc.	215,282
7,734	VICI Properties, Inc.	239,213
		454,495
	GAS & WATER UTILITIES - 0.7%
3,507	Artesian Resources Corporation, Class A	173,597
3,538	New Jersey Resources Corporation	171,416

See accompanying notes to consolidated financial statements.

LONGBOARD ALTERNATIVE GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 83.0% (Continued)
	GAS & WATER UTILITIES - 0.7% (Continued)
1,690	ONE Gas, Inc.	$136,789
2,962	SJW Group	226,681
		708,483
	HEALTH CARE FACILITIES & SERVICES - 2.2%
1,863	Acadia Healthcare Company, Inc.(a)	131,584
992	AmerisourceBergen Corporation	168,789
2,738	Cardinal Health, Inc.	225,337
474	Chemed Corporation	253,007
11,350	DocGo, Inc.(a)	101,583
431	Elevance Health, Inc.	193,010
2,012	Ensign Group, Inc. (The)	178,283
977	HCA Healthcare, Inc.	258,114
413	Humana, Inc.	207,272
609	McKesson Corporation	238,022
668	Medpace Holdings, Inc.(a)	138,256
2,693	Option Care Health, Inc.(a)	74,192
		2,167,449
	HOME CONSTRUCTION - 1.7%
1,997	DR Horton, Inc.	213,359
4,714	Green Brick Partners, Inc.(a)	225,659
2,130	Lennar Corporation, Class A	228,166
2,426	Lennar Corporation, Class B	229,378
1,437	Meritage Homes Corporation	165,729
3,307	PulteGroup, Inc.	218,527
4,620	Taylor Morrison Home Corporation(a)	196,027
7,380	Tri Pointe Homes, Inc.(a)	215,570
		1,692,415
	HOTEL REIT - 0.2%
5,077	Host Hotels & Resorts, Inc.	84,278
864	Ryman Hospitality Properties, Inc.	79,255
		163,533
	HOUSEHOLD PRODUCTS - 1.1%
3,639	Clearwater Paper Corporation(a)	110,589
16,264	Coty, Inc., Class A(a)	176,302

See accompanying notes to consolidated financial statements.

LONGBOARD ALTERNATIVE GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 83.0% (Continued)
	HOUSEHOLD PRODUCTS - 1.1% (Continued)
1,678	elf Beauty, Inc.(a)	$174,546
1,616	Inter Parfums, Inc.	202,970
2,401	Kimberly-Clark Corporation	322,405
4,513	Reynolds Consumer Products, Inc.	123,837
		1,110,649
	INDUSTRIAL INTERMEDIATE PRODUCTS - 0.9%
1,624	EnPro Industries, Inc.	164,154
2,421	Mueller Industries, Inc.	179,783
858	RBC Bearings, Inc.(a)	170,133
2,113	Timken Company (The)	151,185
636	Valmont Industries, Inc.	166,804
		832,059
	INDUSTRIAL SUPPORT SERVICES - 0.8%
1,408	Applied Industrial Technologies, Inc.	173,128
1,567	MSC Industrial Direct Company, Inc., Class A	140,905
1,592	Triton International Ltd.	131,563
535	Watsco, Inc.	173,538
223	WW Grainger, Inc.	144,731
		763,865
	INSTITUTIONAL FINANCIAL SERVICES - 0.6%
2,044	Cboe Global Markets, Inc.	270,666
2,208	Interactive Brokers Group, Inc., Class A	170,524
1,376	StoneX Group, Inc.(a)	110,479
		551,669
	INSURANCE - 6.1%
4,350	Aflac, Inc.	279,314
976	American Financial Group, Inc.	109,576
3,524	AMERISAFE, Inc.	179,935
962	Aon PLC, CLASS A	296,575
3,027	Arch Capital Group Ltd.(a)	210,982
924	Arthur J Gallagher & Company	185,105
3,436	Axis Capital Holdings Ltd.	178,328
3,848	Employers Holdings, Inc.	139,144
986	Erie Indemnity Company, Class A	211,103

See accompanying notes to consolidated financial statements.

LONGBOARD ALTERNATIVE GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 83.0% (Continued)
	INSURANCE - 6.1% (Continued)
802	Everest Re Group Ltd.	$272,696
2,958	Globe Life, Inc.	305,205
2,592	Hartford Financial Services Group, Inc. (The)	177,604
682	Kinsale Capital Group, Inc.	206,632
1,635	Marsh & McLennan Companies, Inc.	283,149
270	National Western Life Group, Inc., Class A	100,721
11,198	Old Republic International Corporation	274,239
1,144	Primerica, Inc.	208,231
1,580	Progressive Corporation (The)	202,098
5,168	Radian Group, Inc.	131,991
1,577	Reinsurance Group of America, Inc.	220,780
1,157	RenaissanceRe Holdings Ltd.	217,944
2,336	RLI Corporation	289,314
2,791	Selective Insurance Group, Inc.	269,973
1,655	Travelers Companies, Inc. (The)	280,092
8,790	Universal Insurance Holdings, Inc.	126,137
3,597	Unum Group	156,290
2,676	Voya Financial, Inc.	181,433
3,808	W R Berkley Corporation	212,029
		5,906,620
	INTERNET MEDIA & SERVICES - 0.1%
6,907	Cars.com, Inc.(a)	121,909

	LEISURE FACILITIES & SERVICES - 2.8%
8,135	Bowlero Corporation(a)	93,227
3,201	Boyd Gaming Corporation	204,000
1,764	Churchill Downs, Inc.	239,586
1,688	Darden Restaurants, Inc.	267,582
1,122	Dine Brands Global, Inc.	67,129
1,843	Hyatt Hotels Corporation, Class A	198,086
5,498	Liberty Media Corp-Liberty Braves - Series C(a)	201,667
1,454	Madison Square Garden Sports Corporation	256,849
962	Marriott International, Inc., Class A	161,414
11,970	OneSpaWorld Holdings Ltd.(a)	124,847

See accompanying notes to consolidated financial statements.

LONGBOARD ALTERNATIVE GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 83.0% (Continued)
	LEISURE FACILITIES & SERVICES - 2.8% (Continued)
1,603	RCI Hospitality Holdings, Inc.	$115,785
9,725	Target Hospitality Corporation(a)	137,414
1,942	Texas Roadhouse, Inc.	209,542
624	Wingstop, Inc.	124,401
2,305	Yum! Brands, Inc.	296,630
		2,698,159
	LEISURE PRODUCTS - 0.2%
536	Axon Enterprise, Inc.(a)	103,400
4,701	MasterCraft Boat Holdings, Inc.(a)	124,576
		227,976
	MACHINERY – 4.0%
827	Alamo Group, Inc.	137,662
4,715	Cadre Holdings, Inc.	98,544
4,105	Crane NXT Company	216,046
1,037	CSW Industrials, Inc.	146,964
980	Curtiss-Wright Corporation	154,899
518	Deere & Company	179,218
8,059	Energy Recovery, Inc.(a)	191,885
3,523	Esab Corporation	206,871
5,062	Federal Signal Corporation	268,235
2,613	Franklin Electric Company, Inc.	237,678
3,587	Graco, Inc.	274,369
3,956	Hillenbrand, Inc.	189,769
1,096	IDEX Corporation	218,279
1,342	Lincoln Electric Holdings, Inc.	227,684
696	Parker-Hannifin Corporation	223,026
1,153	Snap-on, Inc.	286,935
1,850	Standex International Corporation	251,952
2,123	Toro Company (The)	207,693
1,614	Xylem, Inc.	161,723
		3,879,432
	MEDICAL EQUIPMENT & DEVICES - 1.9%
5,235	Boston Scientific Corporation(a)	269,497
1,987	Hologic, Inc.(a)	156,754

See accompanying notes to consolidated financial statements.

LONGBOARD ALTERNATIVE GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 83.0% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 1.9% (Continued)
524	Inspire Medical Systems, Inc.(a)	$153,265
463	Insulet Corporation(a)	126,978
1,377	Lantheus Holdings, Inc.(a)	119,234
3,420	LeMaitre Vascular, Inc.	214,913
2,577	Merit Medical Systems, Inc.(a)	212,345
643	Penumbra, Inc.(a)	197,620
6,527	RxSight, Inc.(a)	159,063
755	Stryker Corporation	208,063
		1,817,732
	METALS & MINING - 0.8%
618	Alpha Metallurgical Resources, Inc.	83,411
584	Arch Resources, Inc.	60,356
1,743	CONSOL Energy, Inc.	94,052
918	Encore Wire Corporation	150,250
1,136	Novagold Resources, Inc.(a)	5,850
2,617	Southern Copper Corporation	174,738
15,443	SunCoke Energy, Inc.	104,858
1,996	Warrior Met Coal, Inc.	65,429
		738,944
	OIL & GAS PRODUCERS - 4.1%
17,180	Antero Midstream Corporation	175,407
2,013	APA Corporation	63,973
667	Cheniere Energy, Inc.	93,227
1,404	Chesapeake Energy Corporation	105,651
850	Chord Energy Corporation	121,584
1,109	ConocoPhillips	110,124
3,427	Coterra Energy, Inc.	79,678
2,715	CVR Energy, Inc.	63,558
3,367	Delek US Holdings, Inc.	74,141
1,306	Denbury, Inc.(a)	117,762
1,700	Devon Energy Corporation	78,370
612	Diamondback Energy, Inc.	77,816
3,470	DT Midstream, Inc.	157,746
4,272	Earthstone Energy, Inc., Class A(a)	51,307

See accompanying notes to consolidated financial statements.

LONGBOARD ALTERNATIVE GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 83.0% (Continued)
	OIL & GAS PRODUCERS - 4.1% (Continued)
811	EOG Resources, Inc.	$87,012
4,005	Excelerate Energy, Inc., Class A	74,333
810	Hess Corporation	102,603
8,155	Kinder Morgan, Inc.	131,377
3,527	Magnolia Oil & Gas Corporation, Class A	68,177
3,819	Marathon Oil Corporation	84,629
1,694	Marathon Petroleum Corporation	177,717
1,472	Matador Resources Company	64,724
2,358	Murphy Oil Corporation	82,058
439	Murphy USA, Inc.	121,348
3,107	Northern Oil and Gas, Inc.	92,930
1,322	Occidental Petroleum Corporation	76,227
2,969	ONEOK, Inc.	168,224
1,697	Ovintiv, Inc.	56,120
5,325	Par Pacific Holdings, Inc.(a)	113,529
2,656	PBF Energy, Inc., Class A	97,767
1,196	PDC Energy, Inc.	82,070
11,595	Permian Resources Corporation	108,181
1,541	Phillips 66	141,171
375	Pioneer Natural Resources Company	74,790
2,851	Range Resources Corporation	78,032
1,957	Ranger Oil Corporation	71,920
2,156	Targa Resources Corporation	146,716
1,100	Valero Energy Corporation	117,744
6,139	Williams Companies, Inc. (The)	175,943
		3,965,686
	OIL & GAS SERVICES & EQUIPMENT - 1.6%
13,553	Archrock, Inc.	121,977
1,619	Borr Drilling Ltd.(a)	11,090
4,303	ChampionX Corporation	108,694
13,205	Diamond Offshore Drilling, Inc.(a)	144,595
3,233	Halliburton Company	92,625
1,747	Helmerich & Payne, Inc.	53,947
3,762	Noble Corp plc(a)	141,978

See accompanying notes to consolidated financial statements.

LONGBOARD ALTERNATIVE GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 83.0% (Continued)
	OIL & GAS SERVICES & EQUIPMENT - 1.6% (Continued)
6,666	Oceaneering International, Inc.(a)	$102,056
4,950	Patterson-UTI Energy, Inc.	48,213
1,970	Schlumberger Ltd	84,375
7,965	Thermon Group Holdings, Inc.(a)	182,718
3,157	Tidewater, Inc.(a)	141,465
2,175	Valaris Ltd.(a)	125,563
2,995	Weatherford International plc(a)	169,038
		1,528,334
	PUBLISHING & BROADCASTING - 0.7%
3,231	Liberty Media Corp-Liberty Formula One - Series C(a)	227,463
2,045	Liberty Media Corp-Liberty Formula One - Series A(a)	129,142
1,146	Nexstar Media Group, Inc.	172,954
1,689	World Wrestling Entertainment, Inc., Class A	171,129
		700,688
	REAL ESTATE OWNERS & DEVELOPERS - 0.2%
2,004	McGrath RentCorporation	177,975

	RENEWABLE ENERGY - 0.3%
392	Enphase Energy, Inc.(a)	68,161
576	First Solar, Inc.(a)	116,905
1,672	Green Plains, Inc.(a)	48,488
2,388	REX American Resources Corporation(a)	78,661
		312,215
	RETAIL - CONSUMER STAPLES - 0.7%
2,655	BJ’s Wholesale Club Holdings, Inc.(a)	166,336
1,138	Casey’s General Stores, Inc.	256,790
1,794	Ingles Markets, Inc., Class A	144,004
3,423	Sprouts Farmers Market, Inc.(a)	118,299
		685,429
	RETAIL - DISCRETIONARY - 3.7%
2,574	Academy Sports & Outdoors, Inc.	126,023
715	Asbury Automotive Group, Inc.(a)	149,514
1,457	AutoNation, Inc.(a)	190,750
86	AutoZone, Inc.(a)	205,268

See accompanying notes to consolidated financial statements.

LONGBOARD ALTERNATIVE GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 83.0% (Continued)
	RETAIL - DISCRETIONARY - 3.7% (Continued)
2,605	Beacon Roofing Supply, Inc.(a)	$166,564
1,855	Builders FirstSource, Inc.(a)	215,087
3,863	Caleres, Inc.	66,675
969	Dick’s Sporting Goods, Inc.	123,557
5,106	Ethan Allen Interiors, Inc.	127,803
1,731	Genuine Parts Company	257,798
2,626	GMS, Inc.(a)	166,305
805	Group 1 Automotive, Inc.	179,926
392	O’Reilly Automotive, Inc.(a)	354,097
1,552	Penske Automotive Group, Inc.	214,517
3,159	Rush Enterprises, Inc., Class A	165,121
2,485	Rush Enterprises, Inc., Class B	144,602
2,359	TJX Companies, Inc. (The)	181,148
788	Tractor Supply Company	165,157
466	Ulta Beauty, Inc.(a)	190,981
717	Winmark Corporation	233,735
		3,624,628
	RETAIL REIT - 0.9%
9,422	Four Corners Property Trust, Inc.	242,145
8,034	Getty Realty Corporation	275,325
8,204	Kite Realty Group Trust	159,486
11,171	Urstadt Biddle Properties, Inc., Class A	216,159
		893,115
	SEMICONDUCTORS - 1.8%
3,579	Allegro MicroSystems, Inc.(a)	140,762
4,455	Amkor Technology, Inc.	110,395
847	Analog Devices, Inc.	150,503
1,223	Axcelis Technologies, Inc.(a)	192,684
382	Broadcom, Inc.	308,642
4,014	CTS Corporation	183,319
644	Impinj, Inc.(a)	65,907
1,417	Lattice Semiconductor Corporation(a)	115,216
1,359	ON Semiconductor Corporation(a)	113,612
2,046	Rambus, Inc.(a)	130,862

See accompanying notes to consolidated financial statements.

LONGBOARD ALTERNATIVE GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 83.0% (Continued)
	SEMICONDUCTORS - 1.8% (Continued)
8,346	Vishay Intertechnology, Inc.	$215,160
		1,727,062
	SOFTWARE - 2.0%
2,449	Agilysys, Inc.(a)	182,059
3,354	Box, Inc., Class A(a)	94,482
1,098	Cadence Design Systems, Inc.(a)	253,539
3,651	Digi International, Inc.(a)	131,253
3,136	Oracle Corporation	332,228
948	Palo Alto Networks, Inc.(a)	202,294
4,687	PDF Solutions, Inc.(a)	198,026
4,206	Progress Software Corporation	252,360
525	Synopsys, Inc.(a)	238,854
5,602	Verra Mobility Corporation(a)	98,763
		1,983,858
	SPECIALTY FINANCE - 1.3%
2,497	Enova International, Inc.(a)	116,160
14,780	EZCORP, Inc., Class A(a)	123,265
1,628	Federal Agricultural Mortgage Corporation, Class C	217,843
2,166	FirstCash Holdings, Inc.	213,438
6,121	International Money Express, Inc.(a)	142,619
3,047	Nelnet, Inc., Class A	281,848
2,233	PennyMac Financial Services, Inc.	136,302
		1,231,475
	SPECIALTY REITS - 0.2%
3,131	Iron Mountain, Inc.	167,258

	STEEL - 0.8%
3,035	ATI, Inc.(a)	104,950
2,749	Carpenter Technology Corporation	125,382
1,566	Commercial Metals Company	66,947
913	Nucor Corporation	120,571
1,034	Reliance Steel & Aluminum Company	242,659
867	Steel Dynamics, Inc.	79,677
		740,186

See accompanying notes to consolidated financial statements.

LONGBOARD ALTERNATIVE GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 83.0% (Continued)
	TECHNOLOGY HARDWARE - 1.8%
10,058	A10 Networks, Inc.	$149,764
971	Arista Networks, Inc.(a)	161,516
2,924	Avnet, Inc.	128,188
9,979	Extreme Networks, Inc.(a)	205,567
7,237	Harmonic, Inc.(a)	127,444
2,301	InterDigital, Inc.	191,075
2,532	Jabil, Inc.	226,665
860	Motorola Solutions, Inc.	242,452
2,110	Sanmina Corporation(a)	111,914
912	Super Micro Computer, Inc.(a)	204,242
		1,748,827
	TECHNOLOGY SERVICES - 2.8%
2,103	Amdocs Ltd.	198,040
1,052	Automatic Data Processing, Inc.	219,857
2,570	Booz Allen Hamilton Holding Corporation	258,491
937	CACI International, Inc., Class A(a)	280,369
753	ExlService Holdings, Inc.(a)	113,658
273	Fair Isaac Corporation(a)	215,034
584	Gartner, Inc.(a)	200,230
2,140	ICF International, Inc.	239,659
2,377	Insight Enterprises, Inc.(a)	321,417
1,389	International Business Machines Corporation	178,612
5,573	Parsons Corporation(a)	249,057
2,531	Science Applications International Corporation	246,342
		2,720,766
	TELECOMMUNICATIONS - 0.1%
2,382	Iridium Communications, Inc.	143,015

	TRANSPORTATION & LOGISTICS - 2.7%
5,039	Ardmore Shipping Corporation	59,007
1,351	Copa Holdings S.A., Class A	141,936
4,659	Covenant Logistics Group, Inc.	177,834
15,201	DHT Holdings, Inc.	116,896
6,912	Dorian, L.P.G Ltd.	159,529

See accompanying notes to consolidated financial statements.

LONGBOARD ALTERNATIVE GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 83.0% (Continued)
	TRANSPORTATION & LOGISTICS - 2.7% (Continued)
4,435	FLEX LNG Ltd.	$132,119
7,225	Frontline PLC	102,089
4,278	Golar LNG Ltd.(a)	87,998
2,249	Hub Group, Inc., Class A(a)	165,436
2,328	International Seaways, Inc.	83,924
2,326	Kirby Corporation(a)	166,449
2,525	Knight-Swift Transportation Holdings, Inc.	138,850
990	Landstar System, Inc.	173,626
6,689	Marten Transport Ltd.	141,472
457	Old Dominion Freight Line, Inc.	141,871
7,628	Schneider National, Inc., Class B	197,719
2,985	Scorpio Tankers, Inc.	136,623
3,949	Teekay Tankers Ltd., Class A	142,677
3,825	Werner Enterprises, Inc.	167,994
		2,634,049
	TRANSPORTATION EQUIPMENT - 0.9%
5,845	Allison Transmission Holdings, Inc.	276,468
3,280	PACCAR, Inc.	225,598
3,810	Wabash National Corporation	89,345
2,757	Westinghouse Air Brake Technologies Corporation	255,381
		846,792
	WHOLESALE - CONSUMER STAPLES - 0.5%
2,283	Archer-Daniels-Midland Company	161,293
2,506	Performance Food Group Company(a)	138,557
2,048	Sysco Corporation	143,258
		443,108

See accompanying notes to consolidated financial statements.

LONGBOARD ALTERNATIVE GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 83.0% (Continued)
	WHOLESALE - DISCRETIONARY - 0.8%
4,187	Copart, Inc.(a)	$366,739
4,312	LKQ Corporation	227,458
2,602	PC Connection, Inc.	117,012
650	Veritiv Corporation	68,634
		779,843

	TOTAL COMMON STOCKS (Cost $81,499,810)	80,720,021

	PREFERRED STOCKS — 0.0%(b)
	REAL ESTATE OWNERS & DEVELOPERS — 0.0%(b)
313	Brookfield Property Preferred, L.P. (Cost $4,758)	4,723

	TOTAL INVESTMENTS - 83.0% (Cost $81,504,568)	$80,724,744
	OTHER ASSETS IN EXCESS OF LIABILITIES- 17.0%	16,531,987
	NET ASSETS - 100.0%	$97,256,731

ADR	- American Depositary Receipt

LP	- Limited Partnership

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

(a)	- Non-income producing security.

(b)	- Percentage rounds to less than 0.1%.

See accompanying notes to consolidated financial statements.

The Longboard Funds
STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2023

	Longboard Managed	Longboard
	Futures Strategy	Alternative
	Fund *	Growth Fund
ASSETS
Investment in securities at cost	$14,817,300	$81,504,568
Investment in securities at fair value	$14,819,715	$80,724,744
Cash	6,575,362	16,802,665
Cash Deposits with Broker	8,775,451	20,155
Net unrealized appreciation from open futures contracts	508,333	—
Net unrealized appreciation on forward foreign currency exchange contracts	247,147	—
Receivable for Fund shares sold	—	35,304
Dividends and interest receivable	—	37,835
TOTAL ASSETS	30,926,008	97,620,703

LIABILITIES
Due to Broker	—	156,277
Investment advisory fees payable	77,254	167,294
Payable for Fund shares redeemed	10,500	39,816
Distribution (12b-1) fees payable	277	585
	88,031	363,972
NET ASSETS	$30,837,977	$97,256,731

Net Assets Consist Of:
Paid in capital	84,880,251	111,202,471
Accumulated deficit	(54,042,274)	(13,945,740)
NET ASSETS	$30,837,977	$97,256,731

Net Asset Value Per Share:
Class A Shares:
Net Assets	$472,013	$2,941,766
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	46,543	246,428
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.14	$11.94
Maximum offering price per share (maximum sales charge of 5.75%)	$10.76	$12.67

Class I Shares:
Net Assets	$30,365,964	$94,314,965
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,946,109	7,904,969
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.31	$11.93

*	Consolidated for Longboard Managed Futures Strategy Fund.

See accompanying notes to consolidated financial statements.

The Longboard Funds
STATEMENTS OF OPERATIONS
For the Year Ended May 31, 2023

	Longboard Managed	Longboard
	Futures Strategy	Alternative Growth
	Fund *	Fund
INVESTMENT INCOME
Dividends (Net of tax witholding of $0 and $499)	$—	$37,591
Interest	471,964	2,885,362
TOTAL INVESTMENT INCOME	471,964	2,922,953

EXPENSES
Investment advisory fees	1,006,263	2,081,958
Distribution (12b-1) fees: Class A	1,352	7,324
TOTAL EXPENSES	1,007,615	2,089,282

NET INVESTMENT INCOME (LOSS)	(535,651)	833,671

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	—	(29,581)
Forward foreign currency exchange contracts	1,404,972	—
Future contracts	499,376	—
Translation of foreign currencies	(53,647)	—
Swap Contracts	—	(10,074,752)
	1,850,701	(10,104,333)
Net change in unrealized appreciation (depreciation) on:
Investments	6,504	(772,827)
Forward foreign currency exchange contracts	(638,787)	—
Future contracts	(401,490)	—
Translation of foreign currencies	(6,634)	—
Swap Contracts	—	(884,213)
	(1,040,407)	(1,657,040)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	810,294	(11,761,373)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$274,643	$(10,927,702)

*	Consolidated for Longboard Managed Futures Strategy Fund.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	May 31, 2023	May 31, 2022
FROM OPERATIONS
Net investment loss	$(535,651)	$(1,136,834)
Net realized gain from forward foreign currency exchange contracts, futures contracts and translation of foreign currencies	1,850,701	3,272,149
Net change in unrealized appreciation (depreciation) of investments, forward foreign currency exchange contracts, futures contracts, and translation of foreign currencies	(1,040,407)	106,427
Net increase in net assets resulting from operations	274,643	2,241,742

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(13,518)	(24,639)
Class I	(885,259)	(1,297,400)
Net decrease in net assets from distributions to shareholders	(898,777)	(1,322,039)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	—	18,657
Class I	1,300,688	4,273,335
Net asset value of shares issued in reinvestment of distributions
Class A	13,050	23,950
Class I	827,209	1,219,063
Payments for shares redeemed
Class A	(137,877)	(353,212)
Class I	(10,013,263)	(9,212,445)
Net decrease in net assets from shares of beneficial interest	(8,010,193)	(4,030,652)

TOTAL DECREASE IN NET ASSETS	(8,634,327)	(3,110,949)

NET ASSETS
Beginning of Year	39,472,304	42,583,253
End of Year	$30,837,977	$39,472,304

SHARE ACTIVITY
CLASS A:
Shares Sold	—	1,960
Shares Reinvested	1,328	2,581
Shares Redeemed	(13,675)	(36,209)
Net decrease in shares of beneficial interest outstanding	(12,347)	(31,668)

CLASS I:
Shares Sold	126,858	423,385
Shares Reinvested	82,887	129,275
Shares Redeemed	(944,673)	(919,984)
Net decrease in shares of beneficial interest outstanding	(734,928)	(367,324)

See accompanying notes to consolidated financial statements.

Longboard Alternative Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	May 31, 2023	May 31, 2022
FROM OPERATIONS
Net investment income (loss)	$833,671	$(1,836,120)
Net realized gain (loss) from investments and swap contracts	(10,104,333)	4,789,653
Net change in unrealized depreciation on investments and swap contracts	(1,657,040)	(7,743,922)
Net decrease in net assets resulting from operations	(10,927,702)	(4,790,389)

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A	(203,151)	(76,351)
Class I	(7,572,773)	(3,672,152)
Total distributions paid:
Class A	(728)	—
Class I	(33,230)	—
Net decrease in net assets from distributions to shareholders	(7,809,882)	(3,748,503)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,367,577	1,538,604
Class I	20,007,043	48,178,123
Net asset value of shares issued in reinvestment of distributions
Class A	203,861	75,580
Class I	7,462,098	3,593,206
Payments for shares redeemed:
Class A	(615,184)	(592,726)
Class I	(24,029,285)	(10,165,436)
Net increase in net assets from shares of beneficial interest	4,396,110	42,627,351

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,341,474)	34,088,459

NET ASSETS
Beginning of Year	111,598,205	77,509,746
End of Year	$97,256,731	$111,598,205

SHARE ACTIVITY
CLASS A:
Shares sold	104,357	100,901
Shares reinvested	15,373	4,995
Shares redeemed	(47,616)	(41,134)
Net increase in shares of beneficial interest outstanding	72,114	64,762

SHARE ACTIVITY - CLASS I
CLASS I:
Shares sold	1,539,908	3,145,912
Shares reinvested	561,598	237,807
Shares redeemed	(1,854,219)	(685,343)
Net increase in shares of beneficial interest outstanding	247,287	2,698,376

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A	May 31, 2023	May 31, 2022	May 31, 2021	May 31, 2020	May 31, 2019
Net asset value, beginning of year	$10.38	$10.11	$9.33	$9.19	$10.59
Activity from investment operations:
Net investment loss (1)	(0.19)	(0.31)	(0.29)	(0.20)	(0.19)
Net realized and unrealized gain (loss) on investments	0.21	0.90	1.28	0.34	(1.21)
Total from investment operations	0.02	0.59	0.99	0.14	(1.40)
Less distributions from:
Net investment income	(0.26)	(0.32)	(0.21)	—	—
Net realized gains	—	—	—	—	(0.00	) (4)
Total distributions	(0.26)	(0.32)	(0.21)	—	(0.00	) (4)
Net asset value, end of year	$10.14	$10.38	$10.11	$9.33	$9.19
Total return (2)	0.23%	6.19%	10.94%	1.52%	(13.19)%
Net assets, at end of year (000s)	$472	$611	$916	$1,796	$4,304
Ratio of total expenses to average net assets	3.24%	3.24%	3.24%	3.24%	3.19%
Ratio of net investment loss to average net assets	(1.85)%	(3.23)%	(3.20)%	(2.10)%	(1.87)%
Portfolio turnover rate (3)	0%	0%	0%	0%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

(4)	Amounts represents less than $0.005 per share.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class I	May 31, 2023	May 31, 2022	May 31, 2021	May 31, 2020	May 31, 2019
Net asset value, beginning of year	$10.56	$10.29	$9.52	$9.35	$10.74
Activity from investment operations:
Net investment loss (1)	(0.16)	(0.29)	(0.28)	(0.18)	(0.16)
Net realized and unrealized gain (loss) on investments	0.20	0.92	1.31	0.35	(1.23)
Total from investment operations	0.04	0.63	1.03	0.17	(1.39)
Less distributions from:
Net investment income	(0.29)	(0.36)	(0.26)	—	—
Net realized gains	—	—	—	—	(0.00	) (4)
Total distributions	(0.29)	(0.36)	(0.26)	—	(0.00	) (4)
Net asset value, end of year	$10.31	$10.56	$10.29	$9.52	$9.35
Total return (2)	0.48%	6.53%	11.23%	1.82%	(12.91)%
Net assets, at end of year (000s)	$30,366	$38,861	$41,668	$74,029	$149,314
Ratio of total expenses to average net assets	2.99%	2.99%	2.99%	2.99%	2.94%
Ratio of net investment loss to average net assets	(1.59)%	(2.98)%	(2.95)%	(1.86)%	(1.59)%
Portfolio turnover rate (3)	0%	0%	0%	0%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

(4)	Amounts represents less than $0.005 per share.

See accompanying notes to consolidated financial statements.

Longboard Alternative Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
Class A	May 31, 2023		May 31, 2022	May 31, 2021	May 31, 2020	May 31, 2019
Net asset value, beginning of year	$14.26		$15.32	$11.92	$10.18	$11.07
Activity from investment operations:
Net investment income (loss) (1)	0.09		(0.33)	(0.30)	(0.15)	(0.10)
Net realized and unrealized gain (loss) on investments	(1.46)		(0.22)	3.70	1.89	(0.50)
Total from investment operations	(1.37)		(0.55)	3.40	1.74	(0.60)
Less distributions from:
Net investment income	(0.00	) (4)	—	—	—	(0.29)
Return of Capital	(0.95)		(0.51)	—	—	—
Total distributions	(0.95)		(0.51)	—	—	(0.29)
Net asset value, end of year	$11.94		$14.26	$15.32	$11.92	$10.18
Total return (2)	(10.14)%		(3.75)%	28.52%	17.09%	(5.39)%
Net assets, at end of year (000s)	$2,942		$2,486	$1,678	$1,164	$905
Ratio of total expenses to average net assets (3)	2.24%		2.24%	2.24%	2.24%	2.24%
Ratio of net investment income (loss) to average net assets	0.65%		(2.13)%	(2.21)%	(1.33)%	(0.96)%
Portfolio turnover rate	0%		0%	0%	0%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Expense ratios do not include certain expenses of the swap contracts in which the fund invests.

(4)	Amounts represents less than $0.005 per share.

See accompanying notes to consolidated financial statements.

Longboard Alternative Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
Class I	May 31, 2023		May 31, 2022	May 31, 2021	May 31, 2020	May 31, 2019
Net asset value, beginning of year	$14.25		$15.29	$11.87	$10.11	$10.96
Activity from investment operations:
Net investment income (loss) (1)	0.10		(0.29)	(0.28)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	(1.44)		(0.21)	3.70	1.88	(0.46)
Total from investment operations	(1.34)		(0.50)	3.42	1.76	(0.55)
Less distributions from:
Net investment income	(0.00	) (4)	—	—	—	(0.30)
Return of Capital	(0.98)		(0.54)	—	—	—
Total distributions	(0.98)		(0.54)	—	—	(0.30)
Net asset value, end of year	$11.93		$14.25	$15.29	$11.87	$10.11
Total return (2)	(9.92)%		(3.47)%	28.81%	17.41%	(4.91)%
Net assets, at end of year (000s)	$94,315		$109,112	$75,832	$12,769	$10,025
Ratio of total expenses to average net assets (3)	1.99%		1.99%	1.99%	1.99%	1.99%
Ratio of net investment income (loss) to average net assets	0.80%		(1.89)%	(1.97)%	(1.07)%	(0.81)%
Portfolio turnover rate	0%		0%	0%	0%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Expense ratios do not include certain expenses of the swap contracts in which the fund invests.

(4)	Amounts represents less than $0.005 per share.

See accompanying notes to consolidated financial statements.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2023

1.	ORGANIZATION

The Longboard Managed Futures Strategy Fund (“LMFSF”) and Longboard Alternative Growth Fund (“LAGF”), (each a “Fund” and collectively “the Funds”) are a diversified and a non-diversified series, respectively, of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. LMFSF’s investment objective is to seek positive absolute returns. LAGF’s investment objective is to seek long-term capital appreciation. LMFSF Fund commenced operations on June 27, 2012 and LAGF commenced operations on March 19, 2015.

The Funds currently offer Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. LAGF launched Class A shares on December 9, 2015. Class I shares are offered at net asset value without an initial sales charge. Each class represents an interest in the same assets of each respective Fund and classes in each Fund are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares in each respective Fund have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in swap contracts are priced daily based on the underlying equity securities held in the swap. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Forward foreign currency exchange contracts (“forward currency contracts”) are valued at the forward rate. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, including commercial paper investments, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such a valuation specialist at a public

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2023

accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked- to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign currency contracts are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from forward foreign currency exchange contracts in the Consolidated Statements of Operations.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2023

Futures Contracts – The Funds that trade futures contracts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Each Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to each Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The notional value of the derivative instruments outstanding as of May 31, 2023 as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Swap Agreements – LAGF invests in swaps which are subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. Periodic payments and receipts and liquidation payments received or made at the termination of the swap agreement are recorded as realized gains or losses on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2023

The Funds utilize various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of May 31, 2023 for each Funds’ assets and liabilities measured at fair value on a recurring basis:

LMFSF

Assets *	Level 1	Level 2	Level 3	Total
U.S. Treasury Bill	$—	$14,819,715	$—	$14,819,715
Net unrealized appreciation (depreciation) Open Future Contracts	508,333	—	—	508,333
Net unrealized appreciation (depreciation) Forward Foreign Currency Exchange Contracts	—	247,147	—	247,147
Total	$508,333	$15,066,862	$—	$15,575,195

LAGF

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$80,720,021	$—	$—	$80,720,021
Preferred Stock	4,723	—	—	4,723
Total	$80,724,744	$—	$—	$80,724,744

The Funds’ did not hold any Level 3 securities during the period.

*	See Schedule of Investments for industry classification.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2023

Offsetting of Financial Assets and Derivative Assets

The following table presents LMFSF’s derivatives available for offset under a master netting arrangement net of collateral pledged as of May 31, 2023.

LMFSF
				Gross Amounts Not Offset in the
				Consolidated Statements of Assets &
Assets:				Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented in
		Consolidated	the Consolidated
	Gross Amounts of	Statements of Assets	Statements of Assets	Financial	Cash Collateral
	Recognized Assets	& Liabilities	& Liabilities	Instruments	Received		Net Amount
Future Contracts *	$875,800	$(367,467)	$508,333	$—	$—	(1)	$—
Forward Foreign Currency Contracts **	393,397	(146,250)	247,147	—	—	(1)	$—
Total	$1,269,197	$(513,717)	$755,480	$—	$—		$—

(1)	Any over-collateralization of total financial instruments is not shown. Collateral amounts can be found on the Consolidated Statements of Assets and Liabilities as Cash Deposits with Broker.

*	Counterparty for the Future Contracts is Marex.

**	Counterparty for the Forward Foreign Currency Contracts is Jefferies Financial Services, Inc.

Consolidation of Subsidiary – Longboard Fund Limited (LFL) – The Consolidated Financial Statements of LMFSF include the accounts of LFL, which is a wholly-owned and controlled foreign subsidiary. LMFSF consolidates the results of subsidiaries in which LMFSF holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, LMFSF may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as LMFSF’s ability to control the circumstances leading to majority ownership. All inter-company accounts and transactions have been eliminated in consolidation.

LMFSF may invest up to 25% of its total assets in a controlled foreign corporation, which acts as an investment vehicle in order to effect certain investments consistent with the LMFSF’s investment objectives and policies.

A summary of the LMFSF’s investments in the LFL is as follows:

	Inception Date of	LFL Net Assets at	% Of Net Assets at
	LFL	May 31, 2023	May 31, 2023
LFL	8/15/2012	$4,040,909	13.10%

For tax purposes, LFL is an exempted Cayman investment company. LFL has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LFL is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, LFL’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the LMFSF’s investment company taxable income.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2023

In accordance with its investment objectives and through its exposure to the aforementioned managed futures programs, the Funds may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to each Fund’s prospectus for a full listing of risks associated with these investments.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2023

Impact of Derivatives on the Consolidated Statements of Assets and Liabilities:

The following is a summary of the location of derivative investments on LMFSF’s Consolidated Statements of Assets and Liabilities as of May 31, 2023:

LMFSF
	Asset Derivatives		Liability Derivatives
Contract Type/	Consolidated Statements of Assets and		Consolidated Statements of Assets and
Primary Risk Exposure	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Equity Contracts:	Net Unrealized Appreciation on open futures contracts	$184,574	Net Unrealized Appreciation on open futures contracts	$(91,446)
Commodity contracts:	Net Unrealized Appreciation on open future contracts	618,141	Net Unrealized Appreciation on open futures contracts	(141,963)
Interest rate contracts:	Net Unrealized Appreciation from open future contracts	73,085	Net Unrealized Appreciation from open futures contracts	(134,058)
Foreign exchange contracts:	Net Unrealized Appreciation on forward foreign currency exchange contracts	393,397	Net Unrealized Appreciation on forward foreign currency exchange contracts	(146,250)
		$1,269,197		$(513,717)

Impact of Derivatives on the Consolidated Statements of Operations:

The following is a summary of the location of derivative investments on each Fund’s Statements of Operations for the year ended May 31, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net realized gain (loss) from forward foreign currency exchange transactions
Net realized gain (loss) from futures contracts
Net realized gain (loss) from swap contracts
Net change in unrealized appreciation (depreciation) from forward foreign currency exchange transactions
Net change in unrealized appreciation (depreciation) from futures contracts
Net change in unrealized appreciation (depreciation) from swap contracts

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2023

The following is a summary of each Fund’s realized gain (loss) and net change in unrealized appreciation/(depreciation) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for each Fund for the year ended May 31, 2023:

LMFSF

Realized gain/(loss) on derivatives recognized in the Consolidated Statements of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	May 31, 2023
Forward Foreign Currency Exchange Contracts	$—	$1,404,972	$—	$—	$1,404,972
Futures Contracts	(210,065)	—	(1,075,337)	1,784,778	499,376
Total	$(210,065)	$1,404,972	$(1,075,337)	$1,784,778	$1,904,348

Net Change in Unrealized appreciation/(depreciation) on derivatives recognized in the Consolidated Statements of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	May 31, 2023
Forward Foreign Currency Exchange Contracts	$—	$(638,787)	$—	$—	$(638,787)
Futures Contracts	318,475	—	183,136	(903,101)	(401,490)
Total	$318,475	$(638,787)	$183,136	$(903,101)	$(1,040,277)

LAGF

Realized gain/(loss) on derivatives recognized in the Statements of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	May 31, 2023
Swap Contracts	$—	$—	$(10,074,752)	$—	$(10,074,752)
Total	$—	$—	$(10,074,752)	$—	$(10,074,752)

Net Change in Unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	May 31, 2023
Swap Contracts	$—	$—	$(884,213)	$—	$(884,213)
Total	$—	$—	$(884,213)	$—	$(884,213)

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2023

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually for LMFSF and quarterly for LAGF. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years May 31, 2020 to May 31, 2022 or expected to be taken in the Funds’ May 31, 2023 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Funds are maintained in U.S. dollars. Investment securities, foreign currencies, and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended May 31, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments were as follows:

Fund	Purchases	Sales
LMFSF	$—	$—
LAGF	$81,504,568	$—

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2023

All investments held by LMFSF throughout the year ended May 31, 2023 had maturities or settlement dates of less than one year from the time they were acquired and are considered short term investments.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Longboard Asset Management, LP (the “Funds’ Manager”) serves as the Funds’ Investment Adviser (the “Adviser”).

Pursuant to the Advisory Agreement, LMFSF pays the Adviser a unitary management fee (the Investment Advisory fee) for the services and facilities it provides at the annual rate of 2.99% of the Fund’s average daily net assets up to $250 million, 2.75% on assets between $250 million and $450 million and 1.99% on assets greater than $450 million. Pursuant to the Advisory Agreement, LAGF pays the Adviser a unitary management fee for the services and facilities it provides at the annual rate of 1.99% of the Fund’s average daily net assets. The unitary management fee is paid on a monthly basis. During the year ended May 31, 2023, LMFSF incurred $1,006,263 in advisory fees and LAGF incurred $2,081,958 in advisory fees.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business. The Adviser’s unitary management fee is designed to pay substantially all the Funds’ expenses and to compensate the Adviser for providing services for the Fund.

The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets attributable to the Class A and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended May 31, 2023, LMFSF paid $1,352 in 12b-1 fees and LAGF paid $7,324 in 12b-1 fees.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A and Class I shares. On the sales of LMFSF Class A shares, for the year ended May 31, 2023, the Distributor received no underwriting commissions, as such, nothing was retained by the principal underwriter or other affiliated broker-dealers. On the sales of LAGF Class A shares, for the year ended May 31, 2023, the Distributor received $53,907 in underwriting commissions, of which $5,803 was retained by the principal underwriter or other affiliated broker-dealers. These are not expenses to each Fund, rather, a charge to share sale proceeds.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Adviser pays UFS customary fees for providing administration, fund accounting, and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Funds for serving in such capacities.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2023

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Adviser.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of each Fund creates presumption of the control of the Funds, under section 2(a)9 of the Act. As of May 31, 2023, Charles Schwab & Co. held 49.2% and 43.1% of the voting securities of LMFSF and LAGF, respectively. The Trust has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab & Co. are also owned beneficially.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the years ended May 31, 2023 and May 31, 2022 was as follows:

For the period ended May 31, 2023:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	of Capital	Total
Longboard Managed Futures Strategy Fund	$898,777	$—	$—	$898,777
Longboard Alternative Growth Fund	33,958	—	7,775,924	7,809,882

For the period ended May 31, 2022:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	of Capital	Total
Longboard Managed Futures Strategy Fund	$1,322,039	$—	$—	$1,322,039
Longboard Alternative Growth Fund	—	—	3,748,503	3,748,503

As of May 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Longboard Managed Futures Strategy Fund	$1,458,145	$—	$(1,108,908)	$(32,758,076)	$(22,407,708)	$774,273	$(54,042,274)
Longboard Alternative Growth Fund	—	—	(3,822,910)	(9,343,006)	—	(779,824)	(13,945,740)

The difference between book basis and tax basis accumulated net investment income (loss), unrealized appreciation (depreciation) and accumulated net realized gain (loss) from investments is primarily attributable to mark-to-market on open 1256 futures contracts and foreign currency contracts, and tax adjustments for a wholly owned subsidiary. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains of $31,478 for the Longboard Managed Futures Strategy Fund.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2023

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Portfolio	Losses
Longboard Managed Futures Strategy Fund	$1,108,908
Longboard Alternative Growth Fund	3,822,910

At May 31, 2023, the Funds had capital loss carry forwards (“CLCF”) for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
Longboard Managed Futures Strategy Fund	$27,120,850	$5,637,226	$32,758,076	$425,309
Longboard Alternative Growth Fund	6,281,423	3,061,583	9,343,006	—

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Cost for			Tax Net
	Federal Tax	Unrealized	Unrealized	Unrealized
Portfolio	purposes	Appreciation	Depreciation	App/Dep
Longboard Managed Futures Strategy Fund	$14,769,444	$1,006,567	$(200,816)	$805,751
Longboard Alternative Growth Fund	81,504,568	516,064	(1,295,888)	(779,824)

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no other events or transactions occurred requiring adjustment or disclosure in the financial statements, other than those disclosed below.

Subsequent to May 31, 2023, the Board approved and the fund declared and paid the following dividends:

Fund	Dividend Per Share	Record Date	Payable Date
Longboard Alternative Growth Fund - Class A	0.2043	6/1/2023	6/5/2023
Longboard Alternative Growth Fund - Class I	0.2120	6/1/2023	6/5/2023

Report of Independent Registered Public Accounting Firm

To the Trustees of Northern Lights Fund Trust II

and the Shareholders of Longboard Managed Futures Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Longboard Managed Futures Strategy Fund (the Fund), including the consolidated schedule of investments, as of May 31, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the related notes to the consolidated financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Longboard Asset Management, LP advised investment companies since 2013.

Denver, Colorado

July 28, 2023

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of Longboard Alternative Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Longboard Alternative Growth Fund (the Fund), including the schedule of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Longboard Asset Management, LP advised investment companies since 2013.

Denver, Colorado

July 28, 2023

The Longboard Funds
EXPENSE EXAMPLES (Unaudited)
May 31, 2023

As a shareholder of the Longboard Funds, you incur the ongoing costs of Investment advisory fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2022 through May 31, 2023.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid During	Expense Ratio During
	Account Value	Value	Period *	Period **
Actual	12/1/2022	5/31/2023	12/1/2022-5/31/2023	12/1/2022-5/31/2023
Longboard Managed Futures Strategy Fund - Class A	$1,000.00	$1,022.00	$16.33	3.24%
Longboard Managed Futures Strategy Fund - Class I	1,000.00	1,024.20	15.09	2.99%
Longboard Alternative Growth Fund - Class A	1,000.00	904.00	10.63	2.24%
Longboard Alternative Growth Fund - Class I	1,000.00	905.10	9.45	1.99%

Hypothetical (5% return before Expenses)
Longboard Managed Futures Strategy Fund - Class A	$1,000.00	$1,008.78	$16.23	3.24%
Longboard Managed Futures Strategy Fund - Class I	1,000.00	1,010.02	14.98	2.99%
Longboard Alternative Growth Fund - Class A	1,000.00	1,013.76	11.25	2.24%
Longboard Alternative Growth Fund - Class I	1,000.00	1,015.01	10.00	1.99%

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**	Annualized.

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2023

FACTORS CONSIDERED BY THE TRUSTEES IN THE APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on July 28, 2022, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Longboard Managed Futures Strategy Fund (“Longboard Managed Futures”), the Longboard Alternative Growth Fund (“Longboard Alternative Growth”, together with Longboard Managed Futures, the “Longboard Funds”) and Longboard Asset Management, LP (“Longboard”), (the “Longboard Advisory Agreement”).

Based on their evaluation of the information provided by Longboard, in conjunction with the Longboard Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Longboard Advisory Agreement with respect to the Longboard Funds.

In advance of the Meeting, the Board requested and received materials to assist them in considering the renewal of the Longboard Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Longboard Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Longboard Advisory Agreement and comparative information relating to the advisory fee and other expenses of each Longboard Fund. The materials also included due diligence materials relating to Longboard (including due diligence questionnaires completed by Longboard, select financial information of Longboard, bibliographic information regarding Longboard’s key management and investment advisory personnel, and comparative fee information relating to each Longboard Fund) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Longboard Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Longboard Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Longboard Advisory Agreement. In considering the renewal of the Longboard Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Longboard related to the proposed renewal of the Longboard Advisory Agreement, including Longboard’s ADV, a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Longboard, including the individuals that primarily monitor and execute the investment process. The Board noted the efforts made by Longboard to expand its sales team in an effort to aggressively market the Funds and the hiring or rehiring of certain operations and information technology personnel. The Board discussed the extent of Longboard’s research capabilities, the quality of its compliance infrastructure and the experience of its Fund management personnel. Additionally, the Board received satisfactory responses from representatives of Longboard with respect to a series of important questions, including: whether Longboard was involved in any lawsuits or pending regulatory actions;

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2023

whether Longboard’s management of other accounts would conflict with its management of each Longboard Fund; and whether Longboard has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided by Longboard of its practices for monitoring compliance with each of the Longboard Funds investment limitations, noting that Longboard’s CCO would continually review the portfolio managers’ performance of their duties to ensure compliance under Longboard’s and the Longboard Funds compliance programs. The Board also discussed Longboard’s compliance program with the CCO of the Trust. The Board noted that the CCO of the Trust continued to represent that Longboard’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board also noted Longboard’s representation that the prospectus and statement of additional information for each of the Longboard Funds accurately describe the investment strategies of each of the Longboard Funds. The Board then reviewed the capitalization of Longboard based on representations made by Longboard and concluded that Longboard was sufficiently well- capitalized, or that its control persons had the ability to make additional contributions in order to meet its obligations to the Longboard Funds. The Board concluded that Longboard had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Longboard Advisory Agreement and that the nature, overall quality and extent of the advisory services to be provided by Longboard to each of the Longboard Funds were satisfactory.

Performance. The Board discussed the reports prepared by Broadridge and reviewed the performance of Longboard Managed Futures as compared to its peer group, Morningstar category and benchmark for the one year, three-year, five-year and since inception periods ended June 30, 2022. The Board noted that Longboard Managed Futures outperformed its benchmark but underperformed the peer group median and Morningstar category median for the one year, five year and since inception periods and underperformed its Morningstar category median for the three year period but outperformed the peer group median and benchmark for that period. The Board noted that Longboard did not intend to make adjustments to the strategy or investment process and that the Adviser had stated that it will continue to adhere to its trend following model. After further discussion, the Board concluded that overall, Longboard Managed Futures past performance was satisfactory and in-line with its investment objective.

The Board also discussed the reports prepared by Broadridge and reviewed the performance of Longboard Alternative Growth as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year and since inception periods ended June 30, 2022, noting that Longboard Alternative Growth outperformed its benchmark, its peer group median and Morningstar category median for the three year, five year and since inception periods and out-performed its peer group median and benchmark for the one year period but underperformed the Morningstar category median for that period. The Board recapped earlier discussions with Longboard noting that Longboard Alternative Growth was taking on a higher amount of risk than its peers in exchange for a greater return. The Board further noted that Longboard did not intend to make adjustments to the strategy or investment process. After further discussion, the Board concluded that overall, the Longboard Alternative Growth’s past performance was satisfactory and in-line with its investment objective.

Fees and Expenses. As to the costs of the services to be provided by Longboard, the Board reviewed and discussed each of the Longboard Fund’s unitary fee and overall operating expenses as compared to its peer group and Morningstar category as presented in the Broadridge Report. The Board reviewed the contractual arrangements for each of the Longboard Funds, noting that Longboard pays substantially all expenses of each of the Longboard Funds, including transfer agency, custody, fund administration, legal, audit and other services, but not interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each of the Longboard Funds’ business. The Board also noted that the Longboard Advisory Agreement provides for a breakpoint for the Longboard

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2023

Managed Futures Fund unitary fee so that the fee decreases from 2.99% to 2.75% on assets between $250 million and $450 million and 1.99% on assets greater than $450 million. With respect to the Longboard Alternative Growth, the Board noted the unitary fee of 1.99% on Fund assets. Because of the unitary fee structure of each of the Longboard Funds, the Board noted the difficulty when looking for comparable funds. In addition to the Board’s evaluation of the unitary fee, the Board also looked at the all in cost of managing the investment strategy for each of the Longboard Funds and found that total operating expenses, exclusive of certain fees, were capped at 2.99% for the Longboard Managed Futures and 1.99% for the Longboard Alternative Growth noting that, with respect to the managed futures strategy of each Fund, Longboard invests in futures contracts directly rather than through total return swaps like many of the Funds’ peers do which can have significant expenses not reflected in a peer fund’s expense ratio. The Board concluded that based on Longboard’s experience and expertise as well as the services provided to each of the Longboard Funds, the unitary advisory fees charged by Longboard were not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Longboard with respect to each of the Longboard Funds based on profitability reports and analyses reviewed by the Board and the selected financial information provided by Longboard. After review and discussion, the Board concluded that based on the services provided or paid for by Longboard, the current assets of each Fund and the built-in breakpoints, the profits from Longboard’s relationship with the each of the Longboard Funds were not excessive.

Economies of Scale. As to the extent to which each of the Longboard Funds will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Longboard Managed Futures. The Board noted that shareholders would get the benefit of a tiered breakpoint schedule once assets reached the thresholds. The Board also discussed the current size of the Longboard Alternative Growth, along with Longboard’s expectations for growth, and concluded that any further material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Longboard Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Longboard as the Trustees believed to be reasonably necessary to evaluate the terms of the Longboard Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the Longboard Advisory Agreement, (a) the terms of the Longboard Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Longboard Advisory Agreement is in the best interests of each Longboard Fund and its shareholders. In considering the renewal of the Longboard Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that the renewal of the Longboard Advisory Agreement was in the best interest of each Longboard Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Longboard Advisory Agreement.

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2023

The Trustees and the officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen 1972	Trustee Since May 2011	Trustee of Northern Lights Fund Trust II (since 2011); Special Projects Counsel of NorthStar Financial Services Group, LLC (from 2018 to 2019); Secretary of CLS Investments, LLC (from 2001 to 2018); Secretary of Orion Advisor Services, LLC (from 2001 to 2018); General Counsel and Secretary (from 2003 to 2018) of NorthStar Financial Services Group, LLC; CEO (from 2012 to 2018), Secretary (from 2003 to 2018) and Manager (from 2005 to 2018) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel of Constellation Trust Company (from 2004 to 2018); CEO (from 2015 to 2018), General Counsel and Secretary (from 2011 to 2018) of Northern Lights Compliance Services, LLC; General Counsel and Secretary of Blu Giant, LLC (from 2011 to 2018); Secretary of Gemini Fund Services, LLC (from 2012 to 2018); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (from 2015 to 2018) and Secretary and Chief Legal Officer of AdvisorOne Funds (from 2003 to 2018).	2	Manager of Northern Lights Distributors, LLC (from 2005 to 2018); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director of Constellation Trust Company (from 2004 to 2018)
Thomas T. Sarkany 1946	Trustee Since October 2011	President, TTS Consultants, LLC (financial services) (since 2010).	2	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm) (since 2007).	2	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	2	NONE
Randal D. Skalla 1962	Trustee Since May 2011	President, L5 Enterprises, Inc. (financial services company) (since 2001).	2	NONE

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2023

Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 1969	President Since January 2013	Vice President of The Ultimus Group, LLC; Executive Vice President, Head of Fund Administration and Product (since 2019) and President (2012 -2019) of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC).	N/A	N/A
Erik Naviloff 1968	Treasurer Since January 2013	Vice President of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC) (since 2011).	N/A	N/A
Jared Lahman 1986	Anti-Money Laundering Officer since January 2022	Compliance Analyst, Northern Lights Compliance Services, LLC (since January 2019).	N/A	N/A
Emile R. Molineaux 1962	Chief Compliance Officer Since May 2011	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	As of May 31, 2023, the Trust was comprised of 21 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds and not to any other series of the Trust. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

Privacy Policy

Rev. May 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-631-490-4300

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855 -294-7540 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Longboard Asset Management, LP
P.O. BOX 97730
Phoenix, AZ 85060-7730

ADMINISTRATOR
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474

LBFS-AR23

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $ 46,200

2022 - $ 42,000

(b)	Audit-Related Fees

2023 - None

2022 - None

(c)	Tax Fees

2023 – $ 8,250

2022 – $ 7,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 - None

2022 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2023 2022

Audit-Related Fees: 0.00% 0.00%

Tax Fees: 0.00% 0.00%

All Other Fees: 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $ 8,250

2022 - $ 7,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. - Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 08/08/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 08/08/23

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 08/08/23